UNITED STATES
				SECURITIES AND EXCHANGE COMMISSION
					WASHINGTON, D.C. 20549


						FORM N-CSR

		CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
					INVESTMENT COMPANIES

			Investment Company Act file number 811-8168

					Aquila Rocky Mountain Equity Fund
			(Exact name of Registrant as specified in charter)

					   380 Madison Avenue
					New York, New York 10017
			(Address of principal executive offices)  (Zip code)

					  Joseph P. DiMaggio
					  380 Madison Avenue
					New York, New York 10017
				(Name and address of agent for service)

		Registrant's telephone number, including area code:	(212) 697-6666


				Date of fiscal year end:	12/31

				Date of reporting period:	06/30/06

						FORM N-CSR

ITEM 1.  REPORTS TO STOCKHOLDERS.


SEMI-ANNUAL
REPORT

JUNE 30, 2006

                   [LOGO OF AQUILA ROCKY MOUNTAIN EQUITY FUND:
              A RECTANGLE WITH A DRAWING OF TWO MOUNTAINS AND WORDS
                      "AQUILA ROCKY MOUNTAIN EQUITY FUND"]

                             AN INVESTMENT DESIGNED
                        FOR GROWTH AT A REASONABLE PRICE

[LOGO OF THE AQUILA
GROUP OF FUNDS:                     ONE OF THE
AN EAGLE'S HEAD]            AQUILA(SM) GROUP OF FUNDS

[LOGO OF AQUILA ROCKY MOUNTAIN
EQUITY FUND: A RECTANGLE WITH A
DRAWING OF TWO MOUNTAINS AND WORDS
"AQUILA ROCKY MOUNTAIN EQUITY FUND"]

                        AQUILA ROCKY MOUNTAIN EQUITY FUND

    "THE STOCK MARKET HAS BEEN ROCKY RECENTLY, BUT THE ROCKY MOUNTAIN REGION
                  OF OUR COUNTRY REMAINS SOUND AND ATTRACTIVE"

                                                                    August, 2006

Dear Fellow Shareholder:

      As you are aware, the course of the investment world is seldom straight-lined in nature. This has certainly been the case with the stock market over the first six months of this fiscal year ended June 30, 2006. One day it has been up, and the next day it has been down. But, in general, the trend has been relatively flat.

      On the other hand, the investments in Aquila Rocky Mountain Equity Fund continue, in our judgment, to be sound and attractive. A great number of the companies in the Rocky Mountain region of our country are run by entrepreneurs who seek to carve out attractive businesses for their companies. Our job is to find those companies and hopefully have their securities become a part of our portfolio.

      With equity investing, you are taking an ownership interest in a company. Over time, you participate in the growth of that company. Over the short term, prices fluctuate based on many factors such as interest rates, psychology and even geopolitical conflict. Despite short-term price fluctuations, we remain committed to finding and investing in the best growth companies in the Rocky Mountain region.

RESULTS TO DATE

      As we have said in our prior reports to you, it has been our goal with this fund to produce total returns that are of an absolute nature. Sure, it is nice to have returns equal to or better than the relative benchmarks of the market. But, in the final analysis, it is the total return of your investment that gives you money to spend.

      The Aquila Rocky Mountain Equity Fund Class A Share returns for the six months and 5.5 years periods ended June 30, 2006 were as follows, compared to the Standard & Poor's 500 (S&P 500), Russell 2000, NASDAQ Composite Index (NASDAQ) and the Dow Jones Industrial Average (DJIA):

                      NOT A PART OF THE SEMI-ANNUAL REPORT

                               AQUILA
                               ROCKY
                              MOUNTAIN
                            EQUITY FUND*    S&P500  RUSSELL 2000  NASDAQ   DJIA
                            ------------    ------  ------------  ------   ----
6 months ended 6/30/06+         3.40%        2.71%      8.27%     -1.08%   5.22%
5.5 years ended 6/30/06++       8.48%        0.98%      9.07%     -1.79%   2.77%

+     Not annualized.
++    Average annual returns.

      As you will note, we were ahead of some of the averages and behind others. However, in the final analysis, we have basically produced a return on your capital which was on the positive side for the most recent six-month period as well as the past five and one-half years.

      Additionally, you will find in the table below, the one year, five year, ten year and since inception returns for each of the Fund's share classes for the periods ended June 30, 2006.

                                 AVERAGE ANNUAL TOTAL RETURN
                               FOR PERIODS ENDED JUNE 30, 2006
                               -------------------------------

                                                             SINCE
CLASS AND INCEPTION DATE   1 YEAR    5 YEARS    10 YEARS   INCEPTION
------------------------   ------    -------    --------   ---------

Class A (7/22/94)
  With Sales Charge ....    5.29%      7.37%      8.18%      9.20%
  Without Sales Charge .    9.97%      8.31%      8.65%      9.64%

Class C (5/01/96)
  With CDSC ............    8.12%      7.52%      7.90%      7.95%
  Without CDSC .........    9.12%      7.52%      7.90%      7.95%

Class Y (5/01/96)
  No Sales Charge ......   10.19%      8.58%      8.88%      8.92%

Class I (12/01/05)
  No Sales Charge ......     N/A        N/A        N/A       0.69%

COMPARATIVE INDEX
------------------------
Russell 2000 Stock Index   14.68%      8.58%      9.14%     11.02% (Class A)
                                                             7.86% (Class C & Y)
                                                            10.18% (Class I)

OUR INVESTMENTS IN THE ROCKY MOUNTAIN REGION

      From the inception of Aquila Rocky Mountain Equity Fund, our goal has been to seek capital appreciation through investment in securities (primarily common stock or other equity securities) of companies having a significant business presence in the general Rocky Mountain region of our country.

                      NOT A PART OF THE SEMI-ANNUAL REPORT

      Our primary approach in the management of the Fund has been to seek out securities which possess growth at a reasonable price. This applies to those companies which have large capitalization, down to those which have a micro capitalization. We do not want the Fund to be identified as having companies of only one particular size in its portfolio. Rather, we wish to have the flexibility to invest in those securities which have the overall characteristics of growth regardless of their capitalization.

      The 8-state Rocky Mountain region is a very substantial geographic area of our country. It also possesses, on a composite basis, a gross state product which is larger than that of India, Korea or Mexico based on 2004 gross domestic product/gross state product. Consequently, even though the first six months of 2006 did not produce outstanding results for equity investments, we remain very positive concerning our stock selections in the Rocky Mountain region.

      The Rocky Mountain region attracts people who are seeking new opportunities for themselves in their careers and personal lives. This has resulted in a growing number of entrepreneurial ventures within the eight state region.

                                [GRAPHIC OMITTED]

                      NOT A PART OF THE SEMI-ANNUAL REPORT

      We will discuss individual investment ventures about which we are excited in the comments recorded in the management section of this report.

      We appreciate the confidence you have shown in your investment in Aquila Rocky Mountain Equity Fund. We remain excited about the potential of this region and believe that you and other investors should share this excitement.

                                   Sincerely,


/s/ Barbara S. Walchli                   /s/ Lacy B. Herrmann

Barbara S. Walchli                       Lacy B. Herrmann
Senior Vice President and                Founder and Chairman Emeritus
Portfolio Manager

*Total return figures do not include sales charges, but do reflect reinvestment of dividends and capital gains. Different classes of shares are offered by the Fund and their performance will vary because of differences in sales charges and fees paid by shareholders investing in these different classes. The performance shown represents that of Class A shares, adjusted to reflect the absence of sales charges, which is currently a maximum amount of 4.25% for this Class. From time to time, management fees and other expenses have been waived or absorbed by Aquila Investment Management LLC, Manager of the Fund. Returns would be less if sales charges, waived management fees, and absorbed expenses, were applied. Share price (net asset value) and investment return fluctuate so that upon redemption an investor may receive more or less than their original investment. The indices noted above are not available for direct investment. Therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio. Before investing in the Fund, carefully read about and consider the investment objectives, risks, charges, expenses, and other information found in the Fund prospectus. The prospectus is available from your financial advisor, or call 800-437-1020, or visit www.aquilafunds.com. An investment in the Fund involves certain risks, including possible loss of the principal amount invested, market and financial risk, volatility and trading volume of small companies, interest & credit risks of convertible fixed-income investments, economic and diversification risks of geographic concentration. Past performance does not guarantee future results.

                      NOT A PART OF THE SEMI-ANNUAL REPORT

[LOGO OF AQUILA ROCKY MOUNTAIN
EQUITY FUND: A RECTANGLE WITH A
DRAWING OF TWO MOUNTAINS AND WORDS
"AQUILA ROCKY MOUNTAIN EQUITY FUND"]

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                               SEMI-ANNUAL REPORT
                              MANAGEMENT DISCUSSION

      Aquila Rocky Mountain Equity Fund's Class A shares had a total return of 3.40%, without provision for sales charges but reflecting contractually waived Fund expenses, for the six months ended June 30, 2006. This compares to the S&P 500 with a total return of 2.71% and the Russell 2000 with a total return of 8.27%.

      We do not have a perfect benchmark or performance comparison for the Fund since we invest in companies in a specific region. On June 30, 21.9% of the equity investments in the Fund were in companies with a market capitalization of over $10 billion (large cap companies), 33.2% were in companies with a market capitalization between $2 billion and $10 billion (mid cap) and 38.2% were in companies with market capitalizations between $300 million and $2 billion (small cap). In addition 6.7% of the equity investments in the Fund were in companies with market capitalizations below $300 million (micro cap). For the five years cumulatively ending June 30, 2006, Aquila Rocky Mountain Equity Fund's Class A shares, before provision for sales charges, had a total return of 49.04% compared to 13.09% for the S&P 500 and 50.97% for the Russell 2000 Index.

      At year-end, we had common stock holdings of 62 companies in the portfolio across a broad number of industries. We work to hold our individual position sizes to around 5% or less of the portfolio and try to diversify the Fund across industries. We believe this diversification helps to control specific security risk as well as industry risk. Our largest individual position size on June 30 was Microchip Technologies at 4.0% of the portfolio. Microchip is an electronics company based in Chandler, Arizona that designs and manufactures microcontrollers for use in products in many industries and countries.

      We continue to invest the Fund strategically since we believe that trading and transaction costs do matter. We prefer to do our own research, focusing on the two to five year investment time frame. We continue to look for the best businesses and management teams in the Rocky Mountain Region to invest in for our shareholders. Portfolio turnover for the past three fiscal years has averaged under 10%.

      During the first half of 2006, the five best performing stocks in the Fund came from different states and industries. The best performing stock was SBS Technologies based in Albuquerque, NM. The stock was up 63.7% due to a takeover by General Electric. OfficeMax, the former Boise Cascade from Boise, Idaho was up 62.1%, reflecting a restructuring. The third best performer was MoneyGram, a spin-off from Viad in Phoenix, and which was up 30.5% for the six month period.

      Shuffle Master was the fourth best performing stock for the first half of 2006, up 30.4%. Shuffle Master, based in Las Vegas, Nevada, provides gaming equipment to the casino industry. Allied Waste, a waste disposal company based in Scottsdale, Arizona was up 30.0% for the six month period.

      The three worst performing stocks were also from different industries and states. Headwaters based in South Jordan, Utah was down 27.9%. Headwaters, which provides alterative fuel technologies, lost some of the tax incentives for its coal additive business because the price of oil rose so high. SpectraLink based in Boulder, Colorado was down 25.7% due to concern about increasing competion.
SpectraLink is a provider of specialty wireless phone systems for businesses such as retailers and hospitals. Medicis Pharmaceuticals was down 25.0% for the six month period due to concern about competition for its dermalogical filler, Restylane. While it is impossible to predict, you may be interested in the fact that in the past, we have seen some of our worst performers go on to have very positive performance the next year.

      During the second half of 2006 our focus will continue to be to invest in what we deem to be the best businesses in the region for the intermediate to longer term. The Fed has been raising interest rates for over twenty-four months to slow the economy so that the economic cycle can last longer. We have started to see some short term earnings disappointments as the economy slows. However, we are pleased with the quality of the businesses that we are finding in the Rocky Mountain region. The smaller and mid-size companies we own may be able to be more nimble in a slowing economy. Since we also work to own companies with above average return on assets and strong cash flow, some of our companies also have strong share buy back programs in place.

      In the first six months of 2006 we have lost three of our companies to takeovers and added six new companies to the portfolio. We have continued to look for companies with unique products that have the potential to grow even though the overall economy is slowing. We have added two health care companies, a software company, a telecom equipment company, a specialty materials company and a utility in New Mexico.

      As the economy slows, we believe that investors may become more interested in growth companies that show consistent results. These stocks may be from such sectors as health care and media. Later this year, technology may also benefit as investors anticipate 1) the release of Microsoft's new operating system which will integrate home computing and entertainment, 2) the shift from 32 to 64 bit computing, 3) a shift to high definition broadcasting and 4) more government spending on communications and technology systems for security purposes.

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2006 (UNAUDITED)

                                                                                      MARKET
    SHARES                  COMMON STOCKS (85.9%)                                      VALUE
-------------    ------------------------------------------------------------      -----------
                 BASIC INDUSTRY (10.4%)
       25,000    Allied Waste Industries, Inc.+ .............................      $   284,000
       15,000    Ball Corp. .................................................          555,600
       32,000    Knight Transportation, Inc. ................................          646,400
        7,000    Newmont Mining Corp. .......................................          370,510
        5,000    Phelps Dodge Corp. .........................................          410,800
       14,000    SkyWest, Inc. ..............................................          347,200
                                                                                   -----------
                                                                                     2,614,510
                                                                                   -----------

                 BUSINESS SERVICES  (2.0%)
       14,000    Insight Enterprises, Inc.+ .................................          266,700
        3,000    OfficeMax, Inc. ............................................          122,250
        4,000    Viad Corp. .................................................          125,200
                                                                                   -----------
                                                                                       514,150
                                                                                   -----------

                 CAPITAL SPENDING (6.0%)
        4,000    Dynamic Materials Corp.+ ...................................          134,920
       30,000    Mity Enterprises, Inc.+ ....................................          541,500
       16,000    Mobile Mini, Inc.+ .........................................          468,160
       10,000    Radyne Corp.+ ..............................................          113,800
       28,000    Semitool, Inc.+ ............................................          252,560
                                                                                   -----------
                                                                                     1,510,940
                                                                                   -----------

                 CONSUMER CYCLICALS  (1.0%)
        5,000    M.D.C. Holdings, Inc. ......................................          259,650
                                                                                   -----------

                 CONSUMER SERVICES (18.4%)
       10,000    Apollo Group, Inc. (Class A)+ ..............................          516,700
       37,000    Coldwater Creek, Inc.+ .....................................          941,650*
        3,400    Comcast Corp. (Special Class A)+ ...........................          111,452
       18,000    Echostar Communications Corp. (Class A)+ ...................          554,580
       14,000    International Game Technology ..............................          531,160
        1,100    Liberty Global, Inc. Series A+ .............................           23,650
        1,100    Liberty Global, Inc. Series C+ .............................           22,627
        1,250    Liberty Media Capital Series A+ ............................          104,713
        6,250    Liberty Media Interactive Series A+ ........................          107,875
       12,000    MGM Mirage+ ................................................          489,600
       12,000    PETsMART, Inc. .............................................          307,200
       12,000    Shuffle Master, Inc.+ ......................................          393,360
        8,000    Station Casinos, Inc. ......................................          544,640
                                                                                   -----------
                                                                                     4,649,207
                                                                                   -----------

                                                                                      MARKET
    SHARES       COMMON STOCKS (CONTINUED)                                             VALUE
-------------    ------------------------------------------------------------      -----------
                 CONSUMER STAPLES (2.3%)
       16,000    Discovery Holding Co. Class A+ .............................      $   234,080
        7,000    P.F. Chang's China Bistro, Inc.+ ...........................          266,140
        6,000    Rocky Mountain Chocolate Factory, Inc. .....................           77,940
                                                                                   -----------
                                                                                       578,160
                                                                                   -----------

                 ENERGY (4.9%)
        8,000    Bill Barrett Corp.+ ........................................          236,880
        5,000    Cimarex Energy Co. .........................................          206,950*
       12,000    Headwaters, Inc.+ ..........................................          306,720
        6,000    Questar Corp. ..............................................          482,940
                                                                                   -----------
                                                                                     1,233,490
                                                                                   -----------

                 FINANCIAL (10.5%)
       25,000    First State Bancorporation .................................          594,500
       17,000    Glacier Bancorp, Inc. ......................................          497,590
       18,000    Janus Capital Group, Inc. ..................................          322,200
        9,000    MoneyGram International, Inc. ..............................          289,440*
        5,000    Wells Fargo & Company ......................................          335,400
        8,000    Zions Bancorporation .......................................          623,520
                                                                                   -----------
                                                                                     2,662,650
                                                                                   -----------

                 HEALTH CARE (13.8%)
       12,000    Array BioPharma, Inc.+ .....................................          103,200
       22,000    Medicis Pharmaceutical Corp. (Class A) .....................          528,000
       55,000    Merit Medical Systems, Inc.+ ...............................          756,800
       19,000    Myriad Genetics, Inc.+ .....................................          479,750
       17,000    NightHawk Radiology Holdings, Inc.+ ........................          304,980
       22,000    Sonic Innovations, Inc.+ ...................................           99,000
       21,000    Spectranetics Corp.+ .......................................          232,260*
       12,000    USANA Health Services, Inc.+ ...............................          454,800
       11,000    Ventana Medical Systems, Inc.+ .............................          518,980
                                                                                   -----------
                                                                                     3,477,770
                                                                                   -----------

                 TECHNOLOGY (14.2%)
       24,000    Avnet, Inc.+ ...............................................          480,480
       34,000    CIBER, Inc.+ ...............................................          224,060
       19,000    First Data Corp. ...........................................          855,760

                                                                                      MARKET
    SHARES       COMMON STOCKS (CONTINUED)                                             VALUE
-------------    ------------------------------------------------------------      -----------
                 TECHNOLOGY (CONTINUED)
        5,000    Inter-Tel, Inc. ............................................      $   105,300
       14,000    JDA Software Group, Inc.+ ..................................          196,420
       29,000    Microchip Technology, Inc. .................................          972,950
       32,000    Micron Technology, Inc.+ ...................................          481,920
        7,000    RightNow Technologies, Inc.+ ...............................          116,760
       16,000    SpectraLink Corp. ..........................................          141,120
                                                                                   -----------
                                                                                     3,574,770
                                                                                   -----------

                 UTILITIES (2.4%)
        4,000    Kinder Morgan, Inc. ........................................          399,560
        3,000    PNM Resources, Inc. ........................................           77,640*
        4,000    UniSource Energy Corp. .....................................          124,600
                                                                                   -----------
                                                                                       601,800
                                                                                   -----------
                 Total Common Stocks (cost $14,552,921) .....................       21,677,097
                                                                                   -----------

    SHARES       INVESTMENT COMPANIES (9.4%)
-------------    ------------------------------------------------------------
    1,190,000    AIM S-T Invest. Co. Prime Port. Inst. Cl. Money Market Fund         1,190,000
    1,190,000    JP Morgan Liquid Assets Money Market Fund ..................        1,190,000
                                                                                   -----------
                 Total Investment Companies (cost $2,380,000) ...............        2,380,000
                                                                                   -----------

                 Total Investments (cost $16,932,921@) ...............  95.3%       24,057,097
                 Other assets less liabilities .......................   4.7         1,187,580
                                                                       ------      -----------
                 Net Assets .......................................... 100.0%      $25,244,677
                                                                       ======      ===========

                                     PERCENT OF
PORTFOLIO DISTRIBUTION (UNAUDITED)   PORTFOLIO
----------------------------------   ---------
        ROCKY MOUNTAIN REGION
        ---------------------
        Arizona                         26.3%
        Colorado                        19.8
        Idaho                            7.2
        Montana                          3.6
        Nevada                           8.1

                                     PERCENT OF
PORTFOLIO DISTRIBUTION (UNAUDITED)   PORTFOLIO
----------------------------------   ---------
        New Mexico                       2.8%
        Utah                            17.0
                                       -----
                                        84.8
        Investment Companies             9.9
        Other Investments                5.3
                                       -----
                                       100.0%
                                       =====

+     Non-income producing security.
@     Cost for Federal income tax and financial reporting purposes is identical.
* Security valued at fair value on 6/30/06 in accordance with valuation procedures approved by the Board of Trustees.

                 See accompanying notes to financial statements.

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                            JUNE 30, 2006 (UNAUDITED)

ASSETS
  Investments at market value (cost $16,932,921) ....................................    $ 24,057,097
  Cash ..............................................................................       1,239,010
  Receivable for Fund shares sold ...................................................         319,855
  Dividends receivable ..............................................................          16,074
  Prepaid expenses ..................................................................          45,084
  Other assets ......................................................................          25,867
                                                                                         ------------
    Total assets ....................................................................      25,702,987
                                                                                         ------------

LIABILITIES
  Payable for investment securities purchased .......................................         397,539
  Distribution and service fees payable .............................................          14,134
  Management fee payable ............................................................           7,864
  Payable for Fund shares redeemed ..................................................           5,078
  Accrued expenses ..................................................................          33,695
                                                                                         ------------
    Total liabilities ...............................................................         458,310
                                                                                         ------------
NET ASSETS ..........................................................................    $ 25,244,677
                                                                                         ============
  Net Assets consist of:
  Capital Stock - Authorized an unlimited number of shares, par value $0.01 per share    $      8,355
  Additional paid-in capital ........................................................      17,502,934
  Net unrealized appreciation on investments (note 4) ...............................       7,124,175
  Accumulated net realized gain on investments ......................................         649,844
  Accumulated net investment loss ...................................................         (40,631)
                                                                                         ------------
                                                                                         $ 25,244,677
                                                                                         ============

CLASS A
  Net Assets ........................................................................    $ 20,684,643
                                                                                         ============
  Capital shares outstanding ........................................................         679,311
                                                                                         ============
  Net asset value and redemption price per share ....................................    $      30.45
                                                                                         ============
  Offering price per share (100/95.75 of $30.45 adjusted to nearest cent) ...........    $      31.80
                                                                                         ============

CLASS C
  Net Assets ........................................................................    $  3,102,247
                                                                                         ============
  Capital shares outstanding ........................................................         109,353
                                                                                         ============
  Net asset value and offering price per share ......................................    $      28.37
                                                                                         ============
  Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower, if redeemed
    during the first 12 months after purchase) ......................................    $      28.37*
                                                                                         ============

CLASS I
  Net Assets ........................................................................    $     25,938
                                                                                         ============
  Capital shares outstanding ........................................................             851
                                                                                         ============
  Net asset value, offering and redemption price per share ..........................    $      30.47
                                                                                         ============

CLASS Y
  Net Assets ........................................................................    $  1,431,849
                                                                                         ============
  Capital shares outstanding ........................................................          45,997
                                                                                         ============
  Net asset value, offering and redemption price per share ..........................    $      31.13
                                                                                         ============

                 See accompanying notes to financial statements.

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                             STATEMENT OF OPERATIONS
                   SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

INVESTMENT INCOME:

      Dividends ............................................                  $ 148,814

Expenses:

      Management fee (note 3) ..............................    $ 166,732
      Distribution and service fees (note 3) ...............       39,125
      Trustees' fees and expenses ..........................       41,839
      Registration fees and dues ...........................       27,291
      Legal fees (note 3) ..................................       20,722
      Transfer and shareholder servicing agent fees ........       19,583
      Shareholders' reports ................................       10,597
      Auditing and tax fees ................................        6,447
      Chief compliance officer (note 3) ....................        2,278
      Custodian fees .......................................        1,419
      Insurance ............................................          550
      Miscellaneous ........................................       31,786
                                                                ---------
      Total expenses .......................................      368,369

      Management fee waived (note 3) .......................     (155,066)
      Expenses paid indirectly (note 5) ....................      (23,858)
                                                                ---------
      Net expenses .........................................                    189,445
                                                                              ---------

      Net investment loss ..................................                    (40,631)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

      Net realized gain (loss) from securities transactions       647,056
      Change in unrealized appreciation on investments .....       66,522
                                                                ---------

      Net realized and unrealized gain (loss) on investments                    713,578
                                                                              ---------
      Net change in net assets resulting from operations ...                  $ 672,947
                                                                              =========

                 See accompanying notes to financial statements.

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                          SIX MONTHS ENDED
                                                            JUNE 30, 2006         YEAR ENDED
                                                             (UNAUDITED)      DECEMBER 31, 2005
                                                          ----------------    -----------------
OPERATIONS:
  Net investment loss ..................................    $    (40,631)        $    (84,718)
  Net realized gain (loss) from securities transactions          647,056                5,203
  Change in unrealized appreciation on investments .....          66,522            1,095,067
                                                            ------------         ------------
    Change in net assets from operations ...............         672,947            1,015,552
                                                            ------------         ------------

DISTRIBUTIONS TO SHAREHOLDERS (note 8):
  Class A Shares:
  Net realized gain on investments .....................              --                   --

  Class C Shares:
  Net realized gain on investments .....................              --                   --

  Class I Shares:
  Net realized gain on investments .....................              --                   --

  Class Y Shares:
  Net realized gain on investments .....................              --                   --
                                                            ------------         ------------
    Change in net assets from distributions ............              --                   --
                                                            ------------         ------------

CAPITAL SHARE TRANSACTIONS (note 7):
  Proceeds from shares sold ............................       4,940,217            8,593,036
  Short-term trading redemption fee ....................             770                3,662
  Reinvested dividends and distributions ...............              --                   --
  Cost of shares redeemed ..............................      (2,114,667)          (5,481,191)
                                                            ------------         ------------
    Change in net assets from capital share transactions       2,826,320            3,115,507
                                                            ------------         ------------

    Change in net assets ...............................       3,499,267            4,131,059

NET ASSETS:
  Beginning of period ..................................      21,745,410           17,614,351
                                                            ------------         ------------
  End of period ........................................    $ 25,244,677         $ 21,745,410
                                                            ============         ============

                 See accompanying notes to financial statements.

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2006 (UNAUDITED)

1. ORGANIZATION

      Aquila Rocky Mountain Equity Fund (the "Fund"), a diversified, open-end investment company, was organized on November 3, 1993 as a Massachusetts business trust and commenced operations on July 22, 1994. The Fund is authorized to issue an unlimited number of shares and, since its inception to May 1, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and are sold with a front-payment sales charge and bear an annual distribution fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. Class C Shares, together with a pro rata portion of all Class C Shares acquired through reinvestment of dividends or other distributions paid in additional Class C Shares, automatically convert to Class A Shares after 6 years. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On April 30, 1998 the Fund established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. Class I Shares are sold at net asset value without any sales charge, redemption fees, or contingent deferred sales charge. Class I Shares carry a distribution fee and service fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class. Class I shares commenced operations on December 1, 2005.

2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a) PORTFOLIO VALUATION: Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price on such exchanges or market system. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term investments maturing in 60 days or less are valued at amortized cost.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.

c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) MULTIPLE CLASS ALLOCATIONS: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

f) RECLASSIFICATION OF CAPITAL ACCOUNTS: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. On December 31, 2005 the Fund decreased undistributed net investment loss by $84,718, and decreased additional paid-in capital by $84,718.

3. FEES AND RELATED PARTY TRANSACTIONS

a) MANAGEMENT ARRANGEMENTS:

      The Fund has a Sub-Advisory and Administration Agreement with Aquila Investment Management LLC (the "Manager"), a wholly-owned subsidiary of Aquila Management Corporation, the Fund's founder and sponsor. Under this agreement, the Manager supervises the investments of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund's portfolio. Besides its sub-advisory services, it also provides all administrative services. This includes providing the office of the Fund and all related services as well as managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 1.50% on the first $15 million; 1.20% on the next $35 million and 0.90% on the excess over $50 million.

      For the six months ended June 30, 2006, the Fund incurred Management fees of $166,732, of which $155,066 was waived. The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses during the period January 1, 2006 through December 31, 2006 so that total Fund expenses would not exceed 1.50% for Class A Shares, 2.25% for Class C Shares, 1.47% for Class I Shares or 1.25% for Class Y Shares.

      Under a Compliance Agreement with the Manager, the Manager is compensated for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940.

      Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund's Prospectus and Statement of Additional Information.

b) DISTRIBUTION AND SERVICE FEES:

      The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. (the "Distributor"), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.25% of the Fund's average net assets represented by Class A Shares. For the six months ended June 30, 2006, distribution fees on Class A Shares amounted to $24,415 of which the Distributor retained $2,449.

      Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's average net assets represented by Class C Shares and for the six months ended June 30, 2006, amounted to $11,018. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's average net assets represented by Class C Shares and for the six months ended June 30, 2006, amounted to $3,673. The total of these payments with respect to Class C Shares amounted to $14,691 of which the Distributor retained $2,780.

      Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed, for any fiscal year of the Fund a rate (currently 0.15%) set from time to time by the Board of Trustees of not more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, the Fund has a Shareholder Services Plan under which it may pay service fees (currently 0.20%) of not more than 0.25% of the average annual net assets of the Fund represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the six months ended June 30, 2006, these payments were made at the average annual rate of 0.35% of such net assets amounting to $46 of which $20 related to the Plan and $26 related to the Shareholder Services Plan.

      Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

      Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within the general Rocky Mountain region, with the bulk of sales commissions inuring to such dealers. For the six months ended June 30, 2006, total commissions on sales of Class A Shares amounted to $76,066 of which $7,394 was received by the Distributor.

c) OTHER RELATED PARTY TRANSACTIONS:

      For the six months ended June 30, 2006, the Fund incurred $19,387 of legal fees allocable to Hollyer Brady Barrett & Hines LLP, counsel to the Fund, for legal services in conjunction with the Fund's ongoing operations. The Secretary of the Fund is a Partner at that firm.

4. PURCHASES AND SALES OF SECURITIES

      During the six months ended June 30, 2006, purchases of securities and proceeds from the sales of securities (excluding short-term investments) aggregated $3,522,373 and $1,707,019, respectively.

      At June 30, 2006, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $7,382,014 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $257,839 for a net unrealized appreciation of $7,124,175.

5. EXPENSES

      The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Fund to invest, to the extent practicable, its cash balances in equity securities rather than leave cash uninvested.

6. PORTFOLIO ORIENTATION

      The Fund's investments are primarily invested in the securities of companies within the eight state Rocky Mountain region consisting of Colorado, Arizona, Idaho, Montana, Nevada, New Mexico, Utah and Wyoming and therefore are subject to economic and other conditions affecting the various states which comprise the region. Accordingly, the investment performance of the Fund might not be comparable with that of a broader universe of companies.

7. CAPITAL SHARE TRANSACTIONS

a) Transactions in Capital Shares of the Fund were as follows:

                                     Six Months Ended
                                      June 30, 2006                     Year Ended
                                       (unaudited)                   December 31, 2005
                               ---------------------------     ----------------------------
                                  Shares          Amount          Shares          Amount
                               -----------     -----------     -----------      -----------
CLASS A SHARES:
  Proceeds from shares sold        112,876     $ 3,495,479         208,097      $ 5,903,039
  Reinvested dividends and
    distributions .........             --              --              --               --
  Cost of shares redeemed .        (34,051)     (1,038,864)        (98,862)      (2,766,914)
                               -----------     -----------     -----------      -----------
    Net change ............         78,825       2,456,615         109,235        3,136,125
                               -----------     -----------     -----------      -----------

CLASS C SHARES:
  Proceeds from shares sold         30,107         877,689          31,026          829,837
  Reinvested dividends and
    distributions .........             --              --              --               --
  Cost of shares redeemed .        (15,424)       (448,008)        (21,295)        (557,251)
                               -----------     -----------     -----------      -----------
    Net change ............         14,683         429,681           9,731          272,586
                               -----------     -----------     -----------      -----------

CLASS I SHARES:
  Proceeds from shares sold             22             700             829           25,000
  Reinvested dividends and
    distributions .........             --              --              --               --
  Cost of shares redeemed .             --              --              --               --
                               -----------     -----------     -----------      -----------
    Net change ............             22             700             829*          25,000*
                               -----------     -----------     -----------      -----------

CLASS Y SHARES:
  Proceeds from shares sold         17,846         566,349          64,758        1,835,160
  Reinvested dividends and
    distributions .........             --              --              --               --
  Cost of shares redeemed .        (19,382)       (627,795)        (75,635)      (2,157,026)
                               -----------     -----------     -----------      -----------
    Net change ............         (1,536)        (61,446)        (10,877)        (321,866)
                               -----------     -----------     -----------      -----------
Total transactions in Fund
  shares ..................         91,994     $ 2,825,550         108,918      $ 3,111,845
                               ===========     ===========     ===========      ===========

*     Commenced operations on December 1, 2005.

b) SHORT-TERM TRADING REDEMPTION FEE: The Fund and the Distributor may reject any order for the purchase of shares, on a temporary or permanent basis, from investors exhibiting a pattern of frequent or short-term trading in Fund shares. In addition, the Fund imposes a redemption fee of 2.00% of the shares' redemption value on any redemption of Class A Shares on which a sales charge is not imposed or of Class I and Class Y Shares, if the redemption occurs within 90 days of purchase. The fee will be paid to the Fund and is designed to offset the costs to the Fund caused by short-term trading in Fund shares. The fee will not apply to shares sold under an Automatic Withdrawal Plan, or sold due to the shareholder's death or disability. For the six months ended June 30, 2006, fees collected did not have a material effect on the financial highlights.

8. INCOME TAX INFORMATION AND DISTRIBUTIONS

      The Fund declares annual distributions to shareholders from net investment income, if any, and from net realized capital gains, if any. Distributions are recorded by the Fund on the ex-dividend date and paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option. Dividends from net investment income and distributions from realized gains from investment transactions are determined in accordance with Federal income tax regulations, which may differ from investment income and realized gains determined under generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions from paid-in capital.

      As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

      Accumulated net realized gain ...........    $    2,787
      Unrealized appreciation .................     7,057,653
                                                   ----------
                                                   $7,060,440
                                                   ==========

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                              FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                     Class A
                                              ---------------------------------------------------------------------------------
                                               Six Months
                                                 Ended                             Year Ended December (31,)
                                                6/30/06         ---------------------------------------------------------------
                                              (unaudited)         2005          2004          2003          2002         2001
                                              -----------       --------      --------      --------      --------     --------
Net asset value, beginning of period .......    $  29.45        $  27.93      $  24.92      $  17.74      $  20.96     $  19.64
                                                --------        --------      --------      --------      --------     --------
Income (loss) from investment operations:
    Net investment income (loss) + .........       (0.04)          (0.11)        (0.17)        (0.16)        (0.15)       (0.07)
    Net gain (loss) on securities (both
       realized and unrealized) ............        1.04            1.63          3.18          7.34         (3.07)        1.58
                                                --------        --------      --------      --------      --------     --------
    Total from investment operations .......        1.00            1.52          3.01          7.18         (3.22)        1.51
                                                --------        --------      --------      --------      --------     --------
Less distributions (note 8):
    Dividends from net investment income ...          --              --            --            --            --           --
    Distributions from capital gains .......          --              --            --            --            --        (0.19)
                                                --------        --------      --------      --------      --------     --------
    Total distributions ....................          --              --            --            --            --        (0.19)
                                                --------        --------      --------      --------      --------     --------
Net asset value, end of period .............    $  30.45        $  29.45      $  27.93      $  24.92      $  17.74     $  20.96
                                                ========        ========      ========      ========      ========     ========

Total return (not reflecting sales charge) .        3.40%*          5.44%        12.08%        40.47%       (15.36)%       7.73%

Ratios/supplemental data
    Net assets, end of period (in thousands)    $ 20,685        $ 17,684      $ 13,718      $ 10,345      $  4,242     $  2,403
    Ratio of expenses to average net assets         1.70%**         1.59%         1.54%         1.50%         1.52%        1.60%
    Ratio of net investment loss to average
       net assets ..........................       (0.46)%**       (0.48)%       (0.72)%       (0.77)%       (0.82)%      (0.44)%
    Portfolio turnover rate ................        8.28%*          9.78%         8.38%         3.01%         1.81%       28.54%

The expense and net investment income ratios without the effect of the waiver of fees and the expense reimbursement were (note 3):

    Ratio of expenses to average net assets         2.79%**         3.23%         2.82%         3.25%         4.15%        4.81%
    Ratio of net investment loss to average
       net assets ..........................       (1.55)%**       (2.11)%       (1.99)%       (2.51)%       (3.45)%      (3.66)%

The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were (note 3):

    Ratio of expenses to average net assets         1.50%**         1.50%         1.50%         1.48%         1.50%        1.50%

                                                       Class I
                                              -----------------------
                                              Six Months
                                                 Ended       Period
                                                6/30/06       Ended
                                              (unaudited)  12/31/05(1)
                                              -----------  -----------
Net asset value, beginning of period .......    $  29.46    $  30.26
                                                --------    --------
Income (loss) from investment operations:
    Net investment income (loss) + .........       (0.03)      (0.02)
    Net gain (loss) on securities (both
       realized and unrealized) ............        1.04       (0.78)
                                                --------    --------
    Total from investment operations .......        1.01       (0.80)
                                                --------    --------
Less distributions (note 8):
    Dividends from net investment income ...          --          --
    Distributions from capital gains .......          --          --
                                                --------    --------
    Total distributions ....................          --          --
                                                --------    --------
Net asset value, end of period .............    $  30.47    $  29.46
                                                ========    ========

Total return (not reflecting sales charge) .        3.84%*     (2.64)%*

Ratios/supplemental data
    Net assets, end of period (in thousands)    $     26    $     24
    Ratio of expenses to average net assets         1.61%**     1.43%**
    Ratio of net investment loss to average
       net assets ..........................       (0.37)%**   (0.64)%**
    Portfolio turnover rate ................        8.28%*      9.78%*

The expense and net investment income ratios without the effect of the waiver of fees and the expense reimbursement were (note 3):


    Ratio of expenses to average net assets         2.72%**     2.67%**
    Ratio of net investment loss to average
       net assets ..........................       (1.48)%**   (1.89)%**

The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were (note 3):

    Ratio of expenses to average net assets         1.41%**     1.42%**

----------
+     Per share amounts have been  calculated  using the monthly  average shares method.
*     Not Annualized
**    Annualized
(1)   Commenced operations on December 1, 2005.

                 See accompanying notes to financial statements.

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                        FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                   Class C
                                               --------------------------------------------------------------------------
                                               Six Months
                                                  Ended                           Year Ended December 31,
                                                 6/30/06        ---------------------------------------------------------
                                               (unaudited)        2005         2004         2003        2002        2001
                                               -----------      -------      -------      -------      -------    -------
Net asset value, beginning of period .......     $ 27.54        $ 26.31      $ 23.66      $ 16.96      $ 20.19    $ 19.07
                                                 -------        -------      -------      -------      -------    -------
Income (loss) from investment operations:
    Net investment income (loss) + .........       (0.15)         (0.30)       (0.35)       (0.30)       (0.28)     (0.21)
    Net gain (loss) on securities
       (both realized and unrealized) ......        0.98           1.53         3.00         7.00        (2.95)      1.52
                                                 -------        -------      -------      -------      -------    -------
    Total from investment operations .......        0.83           1.23         2.65         6.70        (3.23)      1.31
                                                 -------        -------      -------      -------      -------    -------
Less distributions (note 8):
    Distributions from net investment income                                      --           --           --         --
    Distributions from capital gains .......          --             --           --           --           --      (0.19)
                                                 -------        -------      -------      -------      -------    -------
    Total distributions ....................          --             --           --           --           --      (0.19)
                                                 -------        -------      -------      -------      -------    -------
Net asset value, end of period .............     $ 28.37        $ 27.54      $ 26.31      $ 23.66      $ 16.96    $ 20.19
                                                 =======        =======      =======      =======      =======    =======
Total return (not reflecting sales charge) .        3.01%*         4.68%       11.20%       39.50%      (16.00)%     6.91%

Ratios/supplemental data
    Net assets, end of period
       (in thousands) ......................     $ 3,102        $ 2,607      $ 2,235      $ 1,835      $   858    $   372
    Ratio of expenses to average net assets         2.45%**        2.34%        2.29%        2.26%        2.26%      2.34%
    Ratio of net investment income (loss)
       to average net assets ...............       (1.21)%**      (1.24)%      (1.47)%      (1.53)%      (1.56)%    (1.23)%

    Portfolio turnover rate ................        8.28%*         9.78%        8.38%        3.01%        1.81%     28.54%

The expense and net investment income ratios without the effect of the waiver of fees and the expense reimbursement were (note 3):

    Ratio of expenses to average net assets         3.54%**        3.96%        3.56%        4.02%        4.95%      5.52%
    Ratio of net investment loss to
       average net assets ..................       (2.30)%**      (2.87)%      (2.74)%      (3.29)%      (4.25)%    (4.40)%

The expense and net investment income ratios without the effect of the waiver of fees and the expense reimbursement were (note 3):

    Ratio of expenses to average net assets         2.25%**        2.25%        2.25%        2.24%        2.25%      2.25%

                                                                                  Class Y
                                              --------------------------------------------------------------------------
                                              Six Months
                                                Ended                           Year Ended December (31,)
                                                6/30/06        ---------------------------------------------------------
                                              (unaudited)       2005         2004         2003         2002       2001
                                                -------        -------      -------      -------      -------    -------
Net asset value, beginning of period .......    $ 30.08        $ 28.45      $ 25.32      $ 17.97      $ 21.19    $ 19.81
                                                -------        -------      -------      -------      -------    -------
Income (loss) from investment operations:
    Net investment income (loss) + .........         --          (0.05)       (0.11)       (0.10)       (0.10)     (0.02)
    Net gain (loss) on securities
       (both realized and unrealized) ......       1.05           1.68         3.24         7.45        (3.12)      1.59
                                                -------        -------      -------      -------      -------    -------
    Total from investment operations .......       1.05           1.63         3.13         7.35        (3.22)      1.57
                                                -------        -------      -------      -------      -------    -------
Less distributions (note 8):
    Distributions from net investment income         --             --           --           --           --         --
    Distributions from capital gains .......         --             --           --           --           --      (0.19)
                                                -------        -------      -------      -------      -------    -------
    Total distributions ....................         --             --           --           --           --      (0.19)
                                                -------        -------      -------      -------      -------    -------
Net asset value, end of period .............    $ 31.13        $ 30.08      $ 28.45      $ 25.32      $ 17.97    $ 21.19
                                                =======        =======      =======      =======      =======    =======
Total return (not reflecting sales charge) .       3.49%*         5.73%       12.36%       40.90%      (15.20)%     7.97%

Ratios/supplemental data
    Net assets, end of period
       (in thousands) ......................    $ 1,432        $ 1,430      $ 1,661      $ 1,400      $   918    $ 1,040
    Ratio of expenses to average net assets        1.45%**        1.34%        1.29%        1.25%        1.26%      1.35%
    Ratio of net investment income (loss)
       to average net assets ...............      (0.21)%**      (0.26)%      (0.47)%      (0.51)%      (0.56%)    (0.18)%

    Portfolio turnover rate ................       8.28%*         9.78%        8.38%        3.01%        1.81%     28.54%

The expense and net investment income ratios without the effect of the waiver of fees and the expense reimbursement were (note 3):

    Ratio of expenses to average net assets        2.54%**        2.99%        2.56%        3.05%        3.87%      4.59%
    Ratio of net investment loss to
       average net assets ..................      (1.30)%**      (1.91)%      (1.75)%      (2.32)%      (3.16)%    (3.42)%

The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were (note 3):

    Ratio of expenses to average net assets        1.25%**        1.25%        1.25%        1.23%        1.25%      1.25%

----------
+     Per share amounts have been  calculated  using the monthly  average shares method.
*     Not annualized
**    Annualized

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

ANALYSIS OF EXPENSES (UNAUDITED)

      As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges ("CDSC") with respect to Class C shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The table below is based on an investment of $1,000 invested on January 1, 2006 and held for the six months ended June 30, 2006.

ACTUAL EXPENSES

      This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

FOR THE SIX MONTHS ENDED JUNE 30, 2006

               Actual
            Total Return      Beginning          Ending          Expenses
              Without          Account           Account        Paid During
          Sales Charges(1)      Value             Value        the Period(2)
--------------------------------------------------------------------------------
Class A         3.40%         $1,034.00         $1,063.60         $  7.65
--------------------------------------------------------------------------------
Class C         3.01%         $1,030.10         $1,059.20         $ 11.45
--------------------------------------------------------------------------------
Class I         3.84%         $1,038.40         $  973.60         $  7.21
--------------------------------------------------------------------------------
Class Y         3.49%         $1,034.90         $1,064.80         $  6.38
--------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE AND DOES NOT REFLECT THE DEDUCTION OF THE APPLICABLE SALES CHARGES WITH RESPECT TO CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES ("CDSC") WITH RESPECT TO CLASS C SHARES. TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

(2) EXPENSES ARE EQUAL TO THE ANNUALIZED EXPENSE RATIO OF 1.50%, 2.25%, 1.41% AND 1.25% FOR THE FUND'S CLASS A, C, I AND Y SHARES, RESPECTIVELY,
      MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

      Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of contingent deferred sales charges ("CDSC") with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

FOR THE SIX MONTHS ENDED JUNE 30, 2006

            Hypothetical
             Annualized         Beginning         Ending           Expenses
                Total            Account          Account         Paid During
               Return             Value            Value         the Period(1)
--------------------------------------------------------------------------------
Class A         5.00%           $1,000.00        $1,017.55         $  7.59
--------------------------------------------------------------------------------
Class C         5.00%           $1,000.00        $1,013.79         $ 11.36
--------------------------------------------------------------------------------
Class I         5.00%           $1,000.00        $1,050.00         $  7.25
--------------------------------------------------------------------------------
Class Y         5.00%           $1,000.00        $1,018.80         $  6.33
--------------------------------------------------------------------------------

(1) Expenses are equal to the annualized expense ratio of 1.50%, 2.25%, 1.41% and 1.25% for the Fund's Class A, C , I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INFORMATION AVAILABLE (UNAUDITED)

      Much of the information that the funds in the Aquila Group of Fundssm produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent the entire list of portfolio securities of your Fund twice a year in the semi-annual and annual reports you receive. Additionally, we prepare, and have available, portfolio listings at the end of each quarter. Whenever you may be interested in seeing a listing of your Fund's portfolio other than in your shareholder reports, please check our website http://www.aquilafunds.com or call us at 1-800-437-1020.

      The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, DC or by calling 800-SEC-0330.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Proxy Voting and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-437-1020). This information is also available at http://www.aquilafunds.com/EquityFunds/armef/armefmain.htm or on the SEC's Web site - http://www.sec.gov

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (UNAUDITED)

RENEWAL OF THE SUB-ADVISORY AND ADMINISTRATION AGREEMENT

      Renewal until June 30, 2007 of the Sub-Advisory and Administration Agreement (the "Sub-Advisory Agreement") between the Fund and the Manager was approved by the Board of Trustees and the independent Trustees in June, 2006. At a meeting called and held for that purpose at which the independent Trustees were present in person, the following materials were considered:

      o     Copies of the agreements to be renewed;

      o     A term sheet describing the material terms of the agreements;

      o     The Annual Report of the Fund for the year ended December 31, 2005;

      o A report, prepared by the Manager and provided to the Trustees in advance of the meeting for the Trustees' review, containing data about the performance of the Fund compared to various benchmarks, data about its fees, expenses and purchases and redemptions of capital stock together with comparisons of such data with similar data about other comparable funds, as well as data as to the profitability of the Manager; and

      o Quarterly materials reviewed at prior meetings on the Fund's performance, operations, portfolio and compliance.

      The Trustees reviewed materials relevant to, and considered, the following factors:

THE NATURE, EXTENT, AND QUALITY OF THE SERVICES PROVIDED BY THE MANAGER.

      The Manager's portfolio management operation with respect to the Fund's investment securities is based within the investment region. The Trustees noted that the Manager employed, as portfolio manager for the Fund, Ms. Walchli, who focuses on approximately 300-400 Rocky Mountain-based companies from which she selects investments for the Fund's portfolio. Ms. Walchli, based in Phoenix, Arizona, provides regional information regarding specific holdings in the Fund's portfolio as well as economic and business developments within the region. She has also been available to and has met with the brokerage and financial planner community and with investors and prospective investors to provide them with information generally about the Fund's portfolio, with which to assess the Fund as an investment opportunity.

      The Board considered that the Manager had provided all services the Board deemed necessary or appropriate, including the specific services that the Board has determined are required for the Fund, given that its purpose is to provide shareholders with capital appreciation primarily through investing in equity securities of companies having a significant business presence in the Rocky Mountain region.

      The Manager has additionally provided all administrative services to the Fund. The Board considered the nature and extent of the Manager's supervision of third-party service providers, including the Fund's shareholder servicing agent and custodian. The Board considered that the Manager had established and maintained a strong culture of ethical conduct and regulatory compliance.

      The Board concluded that the services provided were appropriate and satisfactory and that the Fund would be well served if they continued. Evaluation of this factor weighed in favor of renewal of the Sub-Advisory Agreement.

THE INVESTMENT PERFORMANCE OF THE FUND AND THE MANAGER.

      The Board determined it appropriate to consider the Fund's performance. The Board reviewed each aspect of the Fund's performance and compared its performance with that of various benchmark indices. It was noted that the materials provided by the Manager indicated that compared to the benchmark indices, the Fund has had investment performance that is generally comparable to that of the benchmarks for the one-, three-, five- and ten-year periods ended March 31, 2006. The Board considered these results to be consistent with the purposes of the Fund.

      The Board concluded that the performance of the Fund, in light of market conditions, was satisfactory. Evaluation of this factor indicated to the Trustees that renewal of the Sub-Advisory Agreement would be appropriate.

THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY THE MANAGER AND ITS AFFILIATES FROM THE RELATIONSHIP WITH THE FUND.

      The information provided in connection with renewal contained expense data for the Fund and a peer group selected by a detailed screening process which was provided to the Trustees for their review and discussion. The materials also showed the lack of profitability to the Manager of its services to the Fund.


      The Board compared the expense and fee data with respect to the Fund to similar data about other funds that it found to be relevant. The Board concluded that the expenses of the Fund and the fees paid were similar to and were reasonable as compared to those being paid by the peer group.

      The Board noted that the entire sub-advisory fee had been waived, and that the Manager had reimbursed the Fund for other expenses in the amount of $52,235. Additionally, it was noted that the Manager had contractually undertaken to waive fees and/or reimburse Fund expenses during the period January 1, 2005 through December 31, 2005 so that the total Fund expenses did not exceed 1.50% for Class A Shares, 2.25% for Class C Shares, 1.47% for Class I and 1.25% for Class Y Shares.

      The Board considered that the foregoing indicated the appropriateness of the costs of the services to the Fund, which was being well managed as indicated by the factors considered previously.

      The Board further concluded that the lack of profitability to the Manager was consistent with approval of the fees to be paid under the Sub-Advisory Agreement. (The Board noted that the Distributor did not derive profits from its relationship with the Fund.)

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS.

      The Fund has in place breakpoints in the management fee which would be realized as the Fund grows. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 1.50% on the first $15 million; 1.20% on the next $35 million and 0.90% on the excess over $50 million.

      Evaluation of this factor indicated to the Board that the Sub-Advisory Agreement should be renewed at this time.

BENEFITS DERIVED OR TO BE DERIVED BY THE MANAGER AND ITS AFFILIATES FROM THE RELATIONSHIPS WITH THE FUND.

      The Board observed that, as is generally true of most fund complexes, the Manager and its affiliate, by providing services to a number of funds or other investment clients including the Fund, were able to spread costs as they would otherwise be unable to do. The Board noted that while that produces efficiencies and increased profitability or in this case decreased losses for the Manager and its affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

FOUNDERS
  Lacy B. Herrmann, Chairman Emeritus
  Aquila Management Corporation

MANAGER
  AQUILA INVESTMENT MANAGEMENT LLC
  380 Madison Avenue, Suite 2300
  New York, New York 10017

BOARD OF TRUSTEES
  Tucker Hart Adams, Chair
  Gary C. Cornia
  Grady Gammage, Jr.
  Diana P. Herrmann

OFFICERS
  Diana P. Herrmann, President
  Arthur K. Carlson, Executive Vice President
  Barbara S. Walchli, Senior Vice President and Portfolio Manager
  Marie E. Aro, Senior Vice President
  James M. McCullough, Senior Vice President
  Kimball L. Young, Senior Vice President
  Christine L. Neimeth, Vice President
  Emily T. Rae, Vice President
  Alan R. Stockman, Vice President
  M. Kayleen Willis, Vice President
  Robert W. Anderson, Chief Compliance Officer
  Joseph P. DiMaggio, Chief Financial Officer and Treasurer
  Edward M.W. Hines, Secretary

DISTRIBUTOR
  AQUILA DISTRIBUTORS, INC.
  380 Madison Avenue, Suite 2300
  New York, New York 10017

CUSTODIAN
  BANK ONE TRUST COMPANY, N.A.
  1111 Polaris Parkway
  Columbus, Ohio 43240

TRANSFER AND SHAREHOLDER SERVICING AGENT
  PFPC Inc.
  101 Sabin Street
  Pawtuckett, RI 02860

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
  Tait, Weller & Baker LLP
  1818 Market Street, Suite 2400
  Philadelphia, PA 19103

Further information is contained in the Prospectus, which must precede or accompany this report.


ITEM 2. CODE OF ETHICS.

	Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)(ii) The Board of Trustees of the Fund has determined that it does not have at least one audit committee financial expert serving on its audit committee. The Fund does not have such a person serving on the audit committee because none of the persons currently serving as Trustees happens to have the technical accounting and auditing expertise included in the definition of "audit committee financial expert" recently adopted by the Securities and Exchange Commission in connection with this Form N-CSR, and the Board has not heretofore deemed it necessary to seek such a person for election to the Board.

The primary mission of the Board, which is that of oversight over the operations and affairs of the Fund, confronts the Trustees with a wide and expanding range of issues and responsibilities. The
Trustees believe that, accordingly, it is essential that the Board's membership consist of persons with as extensive experience as possible in fulfilling the duties and responsibilities of mutual fund directors and audit committee members and, ideally, with extensive experience and background relating to the economic and financial sectors and securities in which the Fund invests, including exposure to the financial and accounting matters commonly encountered with respect to those sectors and securities. The Board believes that its current membership satisfies those criteria. It recognizes that it would also be helpful to have a member with the relatively focused accounting and auditing expertise reflected in the applicable definition of "audit committee financial expert," just as additional members with similarly focused technical expertise in other areas relevant to the Fund's operations and affairs would also contribute added value. However, the Board believes that the Fund is better served, and its assets better employed, by a policy of hiring experts in various the specialized area of technical accounting and auditing matters, if and as the Board identifies the need, rather than by seeking to expand its numbers by adding technical experts in the areas constituting its domain of responsibility. The Fund's Audit Committee Charter explicitly authorizes the Committee to retain such experts as it deems necessary in fulfilling its duties under the Charter.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

		Not applicable.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

		Not applicable.

ITEM 6.  [RESERVED]

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
         CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

905:   	Not applicable.

ITEM 8. [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing of this report, the registrant's chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b) There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 10.  EXHIBITS.

 (a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.


SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AQUILA ROCKY MOUNTAIN EQUITY FUND


By:  /s/  Diana P. Herrmann
- - ---------------------------------
President and Trustee
September 7, 2006

By:  /s/  Joseph P. DiMaggio
- - -----------------------------------
Chief Financial Officer and Treasurer
September 7, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:  /s/  Diana P. Herrmann
- - ---------------------------------
Diana P. Herrmann
President and Trustee
September 7, 2006



By:  /s/  Joseph P. DiMaggio
- - -----------------------------------
Joseph P. DiMaggio
Chief Financial Officer and Treasurer
September 7 , 2006





AQUILA ROCKY MOUNTAIN EQUITY FUND

EXHIBIT INDEX



(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.